SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES AND EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): November 30, 2011

TRI-TECH HOLDING INC.
(Exact name of registrant as specified in its charter)

Cayman Islands	001-34427	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16th Floor of Tower B, Renji Plaza No. 101
Jingshun Road, Chaoyang District
Beijing, People’s Republic of China 100102
(Address of principal executive offices)

Registrant’s telephone number, including area code: +86 (10) 5732-3666

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The Registrant held its 2011 Annual Meeting of Shareholders on November 30, 2011, at the Registrant’s executive offices located at 16th Floor of Tower B, Renji Plaza No. 101, Jingshun Road, Chaoyang District, Beijing, People’s Republic of China 100102. A total of 6,534,143 of the Registrant’s ordinary shares were present in person or by proxy, representing a quorum of 79.86%. The following tables reflect the certified tabulation of the votes with respect to each proposal submitted to a vote of the Registrant’s shareholders at the 2011 Annual Meeting of Shareholders. Abstentions were counted as present for the purpose of establishing a quorum, but were not treated as votes cast on each respective proposal.

1.	PROPOSAL 1: Election of Directors
a.
To elect the successor of one Class I director nominated by the Board of Directors of the Registrant to serve until the 2013 Annual Meeting of Shareholders and to elect three Class II directors nominated by the Board of Directors of the Registrant to serve until the 2014 Annual Meeting of Shareholders. The one Class I nominee and three Class II nominees that received a plurality of the properly cast votes were John McAuliffe, Peter Dong, Peiyao Zhang, Ph.D. and Eric R. Hanson, who were thereby elected to the Registrant’s Board of Directors. The tabulation of the certified voting results is as follows:

Nominee	For	Authority Withheld
John McAuliffe (Class I)	4,218,997	77,926
Peter Dong (Class II)	4,165,992	130,931
Peiyao Zhang, Ph.D. (Class II)	4,176,247	120,676
Eric R. Hanson (Class II)	4,215,853	81,070

The Table below shows the composition of the Registrant’s Board of Directors and the Board committees following the 2011 Annual Meeting of Shareholders:

Post-AGM Board	Independent	Committees
Warren Zhao	No
Phil Fan	No
Gavin Cheng	No
Peter Dong	No
Peiyao Zhang	Yes	Audit, Nominating
Eric Hanson	Yes	Compensation, Nominating
Peter Zhuo	Yes	Audit, Compensation
Dazhang Guo	Yes	Compensation, Nominating
John McAuliffe	Yes	Audit

2.	PROPOSAL 2: Ratification of Appointment of Independent Auditor
a.
To ratify the appointment of Marcum Bernstein & Pinchuk LLP as the Registrant’s independent registered public accountant for the fiscal year ending December 31, 2011. The proposal was approved by a majority vote of 99.28% of the votes cast. The tabulation of the certified voting results is as follows:

For	Against	Abstain	Broker Non-Votes
6,487,237	46,806	100	0

3.	PROPOSAL 3: Approval of the 2011 Share Incentive Plan
	a.	To approve the Registrant’s 2011 Share Incentive Plan. The proposal was approved by a majority vote of 84.67% of the votes cast. The tabulation of the certified voting results is as follows:

For	Against	Abstain	Broker Non-Votes
3,638,393	652,950	5,580	2,237,220

A copy of the press release announcing the results of the 2011 Annual Meeting of Shareholders is attached hereto as Exhibit 99.1.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial statements of businesses acquired.

Not Applicable.

(b)	Pro forma financial information.

Not Applicable.

(c)	Shell company transactions.

Not Applicable.

(d)	Exhibits.

99.1           Press release dated December 2, 2011.

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TRI-TECH HOLDING INC.

By:	/s/ Phil Fan Phil Fan President

Dated: December 2, 2011

EXHIBIT INDEX

Number	Description of Exhibit
99.1	Press Release dated December 2, 2011.